3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-551-1980

September 30, 2015

Dear Investor:

The Sound Shore Fund’s Investor Class (ticker SSHFX) ended September 30, 2015 with a net asset value of $43.78 per share. The third quarter total return was -10.34% versus the Standard & Poor’s 500 Index (“S&P 500”) and Dow Jones Industrial Average (“Dow Jones”), which returned -6.44% and -6.98%, respectively. Year to date, the Fund’s Investor Class shares returned -9.83% versus -5.29% for the S&P 500 and -6.95% for the Dow Jones.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s Investor Class 1, 5, 10, and 15-year average annual total returns for the period ended September 30, 2015 were -7.16%, 12.20%, 5.73%, and 6.48%, respectively. As stated in the current prospectus, the Fund’s Investor Class total annual operating expense ratio (gross) is 0.92%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Following a long run of strong performance, the Standard & Poor’s 500 Index posted its first negative return quarter since December 2012 due to concerns about the global economy. The selloff was broad and defensive, with only the utilities sector in positive territory. Meanwhile, on the other end of the spectrum, many commodity producing companies with financial leverage found their stocks declining more than the market, as often happens with an uncertain economic environment.

Sound Shore’s third quarter returns trailed the market as a few holdings declined due to macro concerns and well in excess of any change in their fundamentals. Industrial packaging maker International Paper (“IP”), one of our larger detractors, provides a great example. We invested in IP in 2014 when it was valued below norm at 12 times forward earnings, with an 8% free cash flow yield and an investment grade balance sheet. IP’s low cost, leadership position in containerboard generated strong cash flows and allowed for a shareholder yield (dividends plus share repurchase) of 7% of its market capitalization. Though the slower economic outlook lowered IP’s consensus 2016 earnings by 5% during the period, the stock’s decline of 21% seemed disproportionate. Similarly, card issuer Capital One and media purveyor Time Warner pulled back despite solid revenue growth and 7% shareholder yields for both. During the period we added to our holdings in these three stocks to take advantage of their even more compelling risk/reward profiles.

On the positive side, search leader Google was the best contributor for the period as it continued to prove its mettle as a winner in social media and technology. We started our Google position in 2012 when the stock was trading at 13 times forward earnings, well below its norm of 20 times, due to concerns about its mobile competitive position. In the interim, the stock has benefitted from those concerns dissipating as the company has delivered high teens click growth and improving ad prices. As well, June quarter earnings topped consensus due to tighter than expected expense management. With a new chief financial officer on board and a new corporate structure pending, we believe Google should benefit from further improvements in capital and expense discipline.

Importantly, Sound Shore’s holdings did not include the markets’ commodity-plus-high-debt exposed worst third quarter performers. Our 37-year contrarian investment process – which carefully focuses on attractively valued, high quality companies with manageable risks that we can research and understand – steered us away from these stocks much as it did with banks before the 2007-2008 financial crisis and technology names prior to the 2000 NASDAQ bubble. In addition, as we have with past periods of volatility, we are sorting through currently out-of-favor industries to look for companies that can take advantage of the current environment.

Sound Shore’s portfolio had a forward price-earnings multiple of 12.8 times at the end of the quarter, compared to the S&P 500 at 15.2 times. This current discount coincides with the large performance and valuation gap that has opened up between the growth and value ends of the market. For example, year-to-date the Russell 1000 Growth Index has outperformed the Russell 1000 Value Index by over 700 basis points (7.00%), one of the largest differentials measured between the two. The current popularity of growth over value reminds us of the contrarian wisdom of the late Yogi Berra who once said of a trendy restaurant, “Nobody goes there anymore. It’s too crowded.” Against that backdrop, we believe Sound Shore’s bottom up, value driven process should continue to uncover compelling investment opportunities for patient investors.

Thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. The Russell 1000 Value Index consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an Index or Average.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The price-to-earnings (P/E) of an index is the total price of the index divided by its total earnings. Free cash flow is the amount of cash left over after the company has paid all its expenses and what was spent for reinvesting into the company (capital expenditures). Capital One, Time Warner and IP’s free cash flow yield and/or shareholder yield are not representative of Fund yield.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 9/30/15: Capital One Financial Corp.: 3.01%; Google, Inc: 3.18%; International Paper Company: 2.54%; and Time Warner, Inc.: 2.61%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

The views in this letter were those of the Fund managers as of 9/30/15 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015 (Unaudited)

	Share Amount	Market Value
Common Stocks (96.8%)
Consumer Discretionary (10.2%)
CBS Corp., Class B	1,145,600	$45,709,440
Comcast Corp., Class A	970,200	55,184,976
Lowe’s Cos., Inc.	609,800	42,027,416
Time Warner, Inc.	712,300	48,970,625

		191,892,457

Consumer Staples (4.7%)
CVS Health Corp.	431,700	41,650,416
Procter & Gamble Co.	656,700	47,242,998

		88,893,414

Energy (2.7%)
BP PLC ADR	1,674,600	51,175,776

Financials (30.1%)
American International Group, Inc.	1,020,300	57,973,446
Aon PLC	696,000	61,672,560
Bank of America Corp.	3,789,700	59,043,526
Capital One Financial Corp.	780,200	56,580,104
CIT Group, Inc.	1,593,400	63,783,802
Citigroup, Inc.	1,182,800	58,678,708
Citizens Financial Group, Inc.	2,312,900	55,185,794
Invesco, Ltd.	1,633,000	50,998,590
Marsh & McLennan Cos., Inc.	920,200	48,052,844
Realogy Holdings Corp. †	1,403,800	52,824,994

		564,794,368

Health Care (11.9%)
Agilent Technologies, Inc.	1,407,700	48,326,341
Merck & Co., Inc.	1,153,100	56,951,609
Sanofi SA ADR	1,192,100	56,588,987
Thermo Fisher Scientific, Inc.	500,800	61,237,824

		223,104,761

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015 (Unaudited)

	Share Amount	Market Value
Industrials (5.6%)
Aercap Holdings NV †	1,244,400	$47,585,856
General Electric Co.	2,257,800	56,941,716

		104,527,572

Information Technology (22.3%)
Analog Devices, Inc.	717,000	40,445,970
Applied Materials, Inc.	3,500,900	51,428,221
Flextronics International, Ltd. †	4,820,800	50,811,232
Google, Inc., Class A †	71,600	45,707,292
Google, Inc., Class C †	23,125	14,069,713
Keysight Technologies, Inc. †	1,532,300	47,256,132
Microsoft Corp.	1,115,200	49,358,752
Oracle Corp.	1,670,500	60,338,460
Texas Instruments, Inc.	1,216,900	60,260,888

		419,676,660

Materials (4.6%)
International Paper Co.	1,262,200	47,698,538
Owens-Illinois, Inc. †	1,818,100	37,671,032

		85,369,570

Telecommunication Services (2.7%)
Vodafone Group PLC ADR	1,624,000	51,545,760

Utilities (2.0%)
Exelon Corp.	1,260,700	37,442,790

Total Common Stocks (cost $1,545,532,600)		$1,818,423,128

Short-Term Investments (5.0%)
Money Market Fund (5.0%)
Western Asset Institutional U.S. Treasury Fund, 0.01% (a)	93,445,076	$93,445,076

Total Money Markets (cost $93,445,076)		$93,445,076

Total Investments (101.8%) (cost $1,638,977,676) *		$1,911,868,204
Liabilities less Other Assets (-1.8%)		(33,639,568)

Net Assets (100.0%)		$1,878,228,636

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

SEPTEMBER 30, 2015 (Unaudited)

†	Non-income producing security
(a)	Rate disclosed is as of September 30, 2015.

ADR — American Depositary Receipt

PLC — Public Limited Company

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$387,888,012
Gross Unrealized Depreciation	(114,997,484)

Net Unrealized Appreciation	$272,890,528

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015 (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (“the Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal divided, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2.    Significant Accounting Policies

This Schedule of Investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a.  Security Valuation

Exchange-traded securities, including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

SEPTEMBER 30, 2015 (Unaudited)

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of September 30, 2015:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$1,818,423,128	$—	$—	$1,818,423,128
Short-Term Investments	93,445,076	—	—	93,445,076

Total Investments	$1,911,868,204	$—	$—	$1,911,868,204

At September 30, 2015, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels as of September 30, 2015, based on the valuation input Levels on December 31, 2014.

b.  Security Transactions

Security transactions are recorded on a trade date basis.

3.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and Distribution Paying Agent

SunGard Investor Services LLC

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

New York, New York

107-QR-0915

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

SEPTEMBER 30, 2015